Exhibit 10.1
AMENDMENT #4 TO SATELLITE SERVICE AGREEMENT
     THIS AMENDMENT #4 (“Amendment #4”) to the Satellite Service Agreement for AMC-16 effective as of February 19, 2004, as amended by Amendment #1 effective as of March 10, 2004, Amendment #2 effective as of April 30, 2004, and Amendment #3 effective as of November 19, 2004 (collectively the “Original Agreement”), between SES Americom, Inc., as agent for SES Americom California, Inc. (for the period prior to the In-Service Date) and SES Americom Colorado, Inc. (for the period on and after the In-Service Date), on the one hand, and EchoStar Satellite L.L.C. (“Customer”) *** on the other hand, is made effective as of April 6, 2005 (the “Amendment #4 Effective Date”). All references to “SES Americom” herein shall include SES Americom California, Inc., SES Americom Colorado, Inc., and SES Americom, Inc. as agent for each. Defined terms used in this Amendment #4 have the meanings specified herein or in the Original Agreement. The Original Agreement as amended by this Amendment #4 is referred to as the “Agreement”.
     SES Americom and Customer agree to amend the Original Agreement in accordance with the terms and conditions set forth below.
(1) In-Service Date. The AMC-16 Satellite is deployed at the Orbital Location (which the parties agree is the orbital location at which the AMC-16 Satellite is initially required to be placed in service under the Original Agreement). *** the AMC-16 Satellite was ready for commercial operation in accordance with the Technical Performance Specifications as of February 8, 2005, and *** the In-Service Date of the AMC-16 Satellite was therefore February 8, 2005. On February 7, 2005, SES Americom issued invoices for the MRC for the partial month of February 2005 *** and the month of March 2005 *** which have been paid by Customer. In the computation of the MRC on and as of the In-Service Date in accordance with the methodology set forth in Attachment C, SES Americom utilized estimated *** for January-February 2005. The MRC will be re-computed on and as of the In-Service Date at the time that actual *** are available for such months, and SES Americom will include an appropriate additional billing or credit with the next following monthly invoice.
(2) AMC-16 Relocations. Pursuant to Subsection 2.G(2) of the Original Agreement, Customer hereby exercises an option to direct that the AMC-16 Satellite be positioned at the Alternate Orbital Location (as defined below) of 97° W.L. on the following terms and conditions: ***
          (b) The AMC-16 Satellite has been placed In-Service at the Orbital Location and commenced regular commercial operations in the Ku-Band and the Ka-Band. For a period of *** following the In-Service Date, Customer agrees to support SES Americom’s transition of certain of SES Americom’s Ku-Band third-party customers receiving service on the AMC-9 satellite (“AMC-9”) at the Orbital Location (the “AMC-9 Customers”) to service on AMC-9 at the 83° W.L. orbital location by making available up to eight (8) Ku-Band Transponders *** on the AMC-16 Satellite utilizing the Ku-Band LP Downlink Capability. (SES Americom will utilize such Ku-Band Transponders solely to transition the AMC-9 Customers from AMC-9 to the AMC-16 Satellite and to provide service on the AMC-16 Satellite to the AMC-9 Customers, pending relocation of AMC-9 to the 83° W.L. orbital location and subsequent re-transfer of the AMC-9 Customers to AMC-9.) SES Americom will pay Customer a service charge for its actual use of each Ku-Band Transponder at a daily rate of ***
          (c) Upon completion of the deployment described in clause (b), the AMC-16 Satellite will be drifted to the 97° W.L. Alternate Orbital Location (which shall be deemed to be a Customer Orbital Location for all purposes under the Agreement) ***

***	Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

          (d) Upon completion of the deployment described in clause (c) above, the AMC-16 Satellite shall be relocated to the Orbital Location (or in the event that all necessary regulatory authorizations and all necessary coordination with other operators were not timely received for such deployment, the AMC-16 Satellite shall be located at the Orbital Location), unless Customer requests that it be relocated to an Alternate Orbital Location pursuant to the terms of this Agreement.
          (e) Notwithstanding clauses (a)-(d) above, actual positioning of the AMC-16 Satellite at an Alternate Orbital Location, or return to the Orbital Location after operation at an Alternate Orbital Location, is in all events subject to and conditioned on grant of all necessary regulatory authorizations. To effectuate clause (c) above, and following consultation with Customer, SES Americom filed an appropriate application for special temporary authority with the FCC on January 12, 2005, and that application is pending before the FCC.
          (f) Section 2.G of the Agreement will govern further actions by the parties with respect to the relocation plan. Notwithstanding clauses (a)-(e) above, the relocation plan and actual positioning of the AMC-16 Satellite at an Alternate Orbital Location is in all events also subject to adjustment based on a Force Majeure Event, including in-orbit testing delays and FCC delays that are beyond the reasonable control of SES Americom. ***
          (g) Notwithstanding clauses (a)-(e) above, SES Americom’s ability to operate the AMC-16 Satellite at an Alternate Orbital Location is in all events subject to and conditioned on completion of all necessary coordination with other operators. ***
(3) Subsection 10.M(3). The parties note that SES Americom has been granted a “permanent” authorization by the FCC to operate in the Ku-Band at the 83º W.L. orbital location. ***
(5) Subsection 3.A(8). The parties agree to replace Subsection 3.A(8) of the Original Agreement with the following:
In accordance with requests made and instructions given by Customer, SES Americom shall use commercially reasonable efforts, at Customer’s reasonable expense, to support Customer’s efforts in obtaining any site licenses, earth station authorizations and other necessary FCC, Industry Canada, COFETEL and other governmental authorizations to communicate with, and coordinate the use of, the Satellite for the Intended Use ***
(6) New Definition. The following definition is added: ***
(7) General. Except as expressly modified herein, the Original Agreement shall remain in full force and effect in accordance with its terms and conditions.

***	Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

     This Amendment #4 contains the complete and exclusive understanding of the parties with respect to the subject matter hereof and supersedes all prior negotiations and agreements between the parties with respect thereto.

ECHOSTAR SATELLITE L.L.C.	SES AMERICOM, INC., as agent for SES
AMERICOM CALIFORNIA, INC.
By: EchoStar DBS Corporation, its	and SES AMERICOM COLORADO, INC.
sole member

By:	By:

(Signature)	(Signature)

Name:	Name:

(Typed or Printed Name)	(Typed or Printed Name)

Title:	Title:

***

***	Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.